SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2008

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware		Delaware
(State of Incorporation)		(State of Incorporation)

333-102428		033-25967-01
(Commission File Numbers)

01-0752045		04-3722228
(I.R.S. Employer Identification No.)		(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin		53214
(Address of principal executive offices)		(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 24, 2008, the Compensation Committee of Rexnord Holdings, Inc., the indirect parent of RBS Global, Inc. and Rexnord LLC (collectively, the “Company”), approved the vesting of all of the performance based stock options under the 2006 Stock Option Plan of Rexnord Holdings, Inc. that were subject to vesting based on the Company’s achievement of the pre-established performance targets for the fiscal year ended March 31, 2008, as more fully described in the Company’s Form 10-K filed with the SEC on May 23, 2008 under “Executive Compensation — Compensation Discussion and Analysis — Long Term Equity Incentive Awards” and “— Outstanding Equity Awards at Fiscal 2008 Year-End.”

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 26th day of June, 2008.

REXNORD LLC

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President and General Counsel

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 26th day of June, 2008.

RBS GLOBAL, INC.

By:	/s/ Patricia Whaley
Patricia Whaley
Vice President and General Counsel